EXHIBIT 10(e)

Date: September 1, 1999


Purchase Point Media Corp.
2832 Bellevue Ave.,
West Vancouver, BC., V7V 1E8


Dear Sirs:

         The undersigned (the "Subscriber") has hereby subscribed for Five Hundred (500) units of Purchase Point Media Corp., (the "Company"), a Minnesota Corporation in a private sale of certain units (the "Units") each consisting of one thousand shares at $0.50 per share of common stock and one redeemable common stock purchase warrant (the "Warrants") issued by the Company, as set out and described in the Warrant Agreement dated September 1, 1999 (the "Warrant Agreement"). The undersigned hereby certifies and agrees on behalf of the
Subscriber:

         1. If the Subscriber is other than an individual, the Subscriber is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was formed and is authorized to invest in the Units being purchased hereby. The person executing this letter on behalf of the Subscriber is duly authorized to do so on the Subscriber's behalf.

         2. The Subscriber is acquiring the Units for its own account or for accounts for which it exercises sole investment discretion and not with a view to or for sale in connection with and distribution thereof, subject nevertheless to any requirement of law that the disposition of the Subscriber's property shall at all times be and remain within its control.

         3. The  Subscriber  has  received  a  Business  Plan,  relating  to the
Company. The Subscriber has reviewed and understands the material to which a reference is made in this paragraph 3 and understands that substantial risks are involved in an investment in the Units. The Subscriber represents that in making its investment decision to acquire the Units, the Subscriber has not relied on representations, warranties, opinions, projections, financial or other information or analyses, if any, supplied to it by any person, the Company or any of its affiliates, except as expressly contained in the Business Plan. The Subscriber has had an opportunity, within a reasonable period of time prior to purchasing the Units to ask questions concerning the Units and has received satisfactory answers to such questions.

         4. The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units and the Subscriber (or any account referred to above) is able to bear the economic risks of such an investment.

         5. The Subscriber is an "accredited investor" as defined in Rule 501 promulgated pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws.

         6. The Subscriber will comply with all applicable federal and state securities laws, rules and regulations in connection with any subsequent resale of the Units by the Subscriber.

         7. The Subscriber understands that the Units have not been and will not be registered under the Securities Act or any state securities act or any other federal or state laws, that the Company is not required so to register the Units, and that the Units may be resold only if registered pursuant to the provisions of the Securities Act, and other applicable federal and state securities laws, or if an exemption from any requirement of registration is available.

         8. The Subscriber is not an employee benefit plan, trust or account, including an individual retirement account, subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended or subject to
Section 4975 of the Internal Revenue Code of 1986, as amended, or comparable provisions of any subsequent enactment (any such plan, trust or account being referred to as a "Plan"), a trustee of any Plan, or any entity whose underlying assets include the assets of any Plan by reason of such Plan's investment in the entity.

         9. Before the Subscriber sells all or any part of the Units, the Subscriber will (i) obtain from each subscriber of Units an investment letter containing the same representations, warranties and agreements contained in paragraphs 1 through 8 above and in this paragraph 9, and (ii) if requested by the Company, deliver an opinion of counsel, satisfactory in form and substance to the Company, to the effect that such sale is in compliance with the Securities Act and all other applicable federal and state securities laws.

         10. The Subscriber shall have one hundred eighty (365) days from the date first above written to provide the Company with the proceeds of the subscription funds unless extended an additional ninety (365) days by the Company (the Subscription period). At the end of the Subscription period the Company will issue to the Subscriber, a stock and Warrant Certificate representing those Units that have been fully paid for.

         11. Subscriber acknowledges that compliance with the requirements of paragraph 9 and 10 is a condition to registration of the transfer of the Units on the books of the Company.

                                      Very truly yours,

                                      Vintage International Corp.

                                      /s/ Peter Thompson
                                      ------------------
                                      Peter Thompson,
                                      Manager by PA.


                                      _500 UNITS_____________
                                      Number of Units Subscribed


                                                                 page two of two

                               WARRANT AGREEMENT

         THIS WARRANT AGREEMENT, dated as of the 1st day of September, 1999, is executed by PURCHASE POINT MEDIA CORP., a Minnesota corporation (the "Company") and Vintage International Corp., a Bahamas Corporation (the "Warrant Holder").

                              W I T N E S S E T H:

         WHEREAS, the Company has intends to privately offer and sell a maximum of 500 unregistered warrants, each to purchase 1,000 shares of the Company's common stock, with no par value per share ("Shares"), and

         WHEREAS,   the  Company   desires  to  provide  for  the   issuance  of
certificates representing the warrants ("Warrants"); and

         WHEREAS, the Company desires to act as Warrant Agent in connection with the issuance, registration, transfer and exchange of Warrants and the exercise of the Warrants.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations hereunder of the Company, the holders of Warrants, and the parties hereto agree as follows:

                                   SECTION 1
                                  DEFINITIONS

         In addition to those terms defined above, as used herein, the following terms shall have the following meanings, unless the context shall otherwise require;

"CORPORATE  OFFICE"
         The office of the Warrant Agent (or its successor) at which its principal business shall be administered in the office of the Company located, as of the date hereof, at 2832 Bellevue Ave., West Vancouver, BC., V7V 1E8.

"EXERCISE DATE"
         As to any Warrant, the date on which the Warrant Agent shall have received both (i) the Warrant Certificate representing such Warrant, with the exercise form therefor duly executed by the Registered Holder thereof or his duly authorized attorney (in writing), and (ii) payment in cash, or by check made payable to the Company, of an amount in lawful money of the United States of America equal to the applicable Purchase Price.

"EXPIRATION DATE"
         The Expiration Date of the Warrants shall be 5:00 p.m. (Eastern Standard Time) on the earlier of (i) the date which is the last day of the five year period commencing on the Initial Warrant Exercise Date, or (ii) such later date as the Company may at its option determine.

         If such Expiration Date shall be a holiday in the State of Minnesota or shall be a day on which banks are authorized to close in Minnesota, then Expiration Date shall mean 5:00 p.m. (Minnesota time) on the next following day that in the State of Minnesota is not a holiday or a day on which banks are authorized to close.

"INITIAL WARRANT EXERCISE DATE"
         9:00 o'clock a.m. on the day following the closing of the private offering of Units of the Company by the Company. If such Initial Warrant Exercise Date shall be a holiday in the State of Minnesota or shall be a date on which banks are authorized to close in Minnesota, then Initial Warrant Exercise Date shall mean 9:00 o'clock a.m. (Minnesota time) on the next following day that in the State of Minnesota is not a holiday or a day on which banks are authorized to close.

"PURCHASE PRICE"
         The purchase price upon exercise of the Warrants is $0.50 per share.

"REGISTERED HOLDER"
         The person in whose name any certificate representing Warrants shall be registered on the books maintained by the Warrant Agent pursuant to Section 6.

"SHARES"
         The shares of the Company's common stock, have no par value per share (the "Common Stock"), issuable upon exercise of the Warrants.

"STOCK"

         The shares of the Company's capital stock of any class, whether now or thereafter authorized, that has the right to participate in the distribution of earnings and assets of the Company without limit as to amount or percentage.

                                   SECTION 2
                       WARRANTS AND ISSUANCE OF WARRANTS

2.1      WARRANT
         Each Warrant shall entitle the Registered Holder of the Warrant representing such Warrant to purchase one Thousand shares of Common Stock.

2.2      EXECUTION  OF  WARRANTS
         Upon execution of this Agreement, Warrants representing an aggregate of _________ Warrants shall be executed by the Company and delivered to the Purchasers of Warrants. After certificates representing an aggregate of _______ Warrants shall have been duly executed and delivered by the Company (or by the Transfer Agent or Warrant Agent, if one then be acting) and upon written order of the Company signed by its President and by its Secretary, additional Warrants shall be countersigned, issued, and delivered by the Company to the Transfer Agent or Warrant Agent then acting.

2.3      DELIVERY OF ADDITIONAL WARRANTS
         From time to time, up to the Expiration Date, the Company (or the Transfer Agent if then acting) shall countersign and deliver stock certificates in required whole number denominations upon the exercise of Warrants in accordance with this Agreement. From time to time, up to the Expiration Date, the Warrant Agent shall sign and deliver Warrants in required whole number denominations to the persons entitled thereto in connection with any transfer or exchange permitted under this Agreement. No Warrants shall be issued except (i) those initially issued hereunder, (ii) those issued on or after the Initial Warrant Exercise Date, upon the exercise of any Warrants pursuant to Section 4, to evidence any unexercised Warrants held by the Registered Holder, (iii) those issued upon any transfer or exchange pursuant to Section 6, and (iv) those issued pursuant to
Section 7.

                                   SECTION 3
                   FORM AND EXECUTION OF WARRANT CERTIFICATES

3.1      FORM OF WARRANTS
         The Warrants shall be substantially in the form annexed hereto as Exhibit "A" respectively (the provisions of which are hereby incorporated herein) and may have such letters, numbers, or other marks of identification or designation and such legends, summaries, or endorsements printed, lithographed, or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule of regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may be listed, or to conform to usage. The Warrants shall be dated the date of issuance thereof (whether upon initial issuance, transfer, exchange or in lieu of mutilated, lost, stolen or destroyed Warrants). The Warrants shall be numbered serially.

3.2      VALIDITY OF SIGNATURES
         Warrants shall be executed on behalf of the Company by its President and by its Secretary, by manual signatures or by facsimile signatures printed thereon, and shall have imprinted thereon a facsimile of the Company's seal. Warrants shall be manually countersigned by the Warrant Agent, if the Warrant Agent is other than the Company, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who signed a Warrant ceases to be such officer of the Company before issuance of such Warrant, or before countersignature by the Warrant Agent, if the Warrant Agent is other than the Company, and issuance and delivery thereof, such Warrant may nevertheless be countersigned by the Warrant Agent, if the Warrant Agent is other than the Company, and issued and delivered with the same force and effect as though the person who signed such Warrant had not ceased to be such officer of the Company.

                                   SECTION 4
                                    EXERCISE

4.1      EXERCISE PROCEDURES
         Each Warrant may be exercised at any time on or after the Initial Warrant Exercise Date, but not after the Expiration Date, as appropriate, upon the terms and subject to the conditions set forth herein and in the applicable Warrant. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date, and the person entitled to receive the securities deliverable upon such exercise shall be treated for all purposes as the holder thereof with respect to such number of Shares as shall equal the aggregate number of full Shares issuable upon such exercise. As soon as practicable on or after the Exercise Date, and in conformity with usual practices respecting such conduct, the Warrant Agent (on behalf of the Company) shall cause to be issued and delivered to the person or persons entitled to receive the same a certificate or certificates for the securities deliverable upon such exercise. Upon the exercise of any Warrant, the Warrant Agent shall promptly notify the Company in writing of such fact and of the number of securities delivered upon such exercise, and shall deposit promptly in the Company's bank account upon receipt therefor the dollar amount equal to the Purchase Price multiplied by the number of Shares for which notice of exercise has been received.

4.2.     NO FRACTIONAL SHARES
         Notwithstanding that the number of Shares purchasable upon the exercise of a Warrant is adjusted pursuant to Section 8 of this Agreement, the Company shall nonetheless not be required to issue fractions of Shares upon exercise of the Warrants or to distribute Shares certificates that evidence fractional Shares. In lieu of fractional Shares, there shall be returned to exercising registered holders of the Warrants upon such exercise an amount in cash, in United States dollars, equal to the amount in excess of that required to purchase the largest number of full Shares.

         The holder of a Warrant by the acceptance thereof expressly waives his right to receive any fractional Warrant or any fractional Shares upon exercise of a Warrant.

4.3.     PARTIAL EXERCISE
         In case the registered holder of any Warrant shall exercise fewer than all of the Warrants evidenced thereby, a new Warrant evidencing Warrants equivalent to the Warrants remaining unexercised shall be issued by the Warrant Agent to the registered holder of such Warrant or to his duly authorized assign, subject to the provisions of this Agreement.

                                   SECTION 5
                RESERVATION OF SHARES; LISTING; PAYMENT OF TAXES

5.1.     RESERVATION OF SHARES
         The Company covenants that it will at all times reserve and keep available out of its authorized Shares, solely for the purpose of issuance upon exercise of Warrants, such number of Shares as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all Shares that shall be issuable upon exercise of the Warrants shall be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof, and that upon issuance the Company shall use its best efforts to cause such shares to be included for trading in the NASDAQ System or to be listed on each national securities exchange, if any, on which the Company's other outstanding Shares are then listed.

5.2.     GOVERNMENTAL APPROVALS
         If the Shares reserved under this Section require qualification or registration with or approval of any governmental authority, federal or state, before such securities may be validly issued or delivered pursuant to such exercise, the Company covenants that it will, in good faith, endeavor to secure such registration or qualification or approval; provided, however, that the Company shall not be required to issue Shares to any person, pursuant to exercise of the Warrants, who shall be resident in any state in which such exercise would be unlawful or if such qualification, registration or approval shall require the Company to file a general consent of service of process or qualify to do business as a foreign corporation in such state.

5.3      PAYMENT OF TAXES
         The Company shall pay all documentary, stamp, or similar taxes and other governmental charges that may be imposed with respect to the issuance of Warrants, or the issuance or delivery of any Shares upon exercise of the Warrants, provided, however, that if Shares are to be delivered in a name other than the name of the Registered Holder of the Warrant representing any Warrant being exercised, then no such delivery shall be made unless the person requesting the same has paid to the Warrant Agent the amount of transfer taxes or charges incident thereto, if any.

5.4.     REQUISITION OF SHARES
         The Warrant Agent is hereby irrevocably authorized by the Company to requisition, from time to time, certificates representing Shares required to be delivered upon exercise of the Warrants.

                                   SECTION 6
                     EXCHANGE AND REGISTRATION OF TRANSFER

6.1.     EXCHANGES AND TRANSFERS
         Warrants may be exchanged for other Warrants representing an equal aggregate number of Warrants or may be transferred, in whole or in part, under the terms of this Agreement. Warrants to be exchanged shall be surrendered to the Warrant Agent at its Corporate Office, and the Company shall execute and the Warrant Agent shall countersign, issue and deliver in exchange therefor the Warrant or Warrants that the Registered Holder making the exchange shall be entitled to receive.

6.2.     BOOKS AND RECORDS
         The Warrant Agent shall keep at such office books and records in which it shall register Warrants and the transfer thereof. Upon due presentment at such office of any Warrant for registration of transfer, the Company shall execute and the Warrant Agent shall issue and deliver to the transferee(s) a new Warrant or Warrants representing an equal aggregate number of Warrants.

6.3.     PROCEDURES OF TRANSFERS, ETC.
         With respect to all Warrants presented for registration of transfer, or for exchange or exercise, the subscription form on the reverse thereof shall be duly endorsed, or be accompanied by a written instrument or instruments of transfer and subscription, in form satisfactory to the Company and the Warrant Agent. Such documentation shall be duly executed by the Registered Holder or his duly authorized attorney.

         The Company may require payment by the holders of Warrants of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with exchange or registration of transfer of Warrants.

         All Warrants so surrendered  for exchange or transfer shall be promptly
canceled  by  the  Warrant  Agent  in  accordance  with  previous   instructions
pertaining to the Company's Shares.

6.4.     REGISTERED HOLDERS
         Prior to due presentment for registration of transfer, the Company and the Warrant Agent may deem and treat the Registered Holder of any Warrant as the absolute owner thereof and of each Warrant represented thereby, for all purposes (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company or the Warrant Agent), and shall not be affected by any notice to the contrary.

                                   SECTION 7
                               LOSS OR MUTILATION

         Upon receipt by the Company and the Warrant Agent of satisfactory evidence of the ownership of and the loss, theft, destruction, or mutilation of any Warrant, and (i) in the case of loss, theft or destruction, upon receipt by the Company and the Warrant Agent of indemnity satisfactory to them, or (ii) in the case of mutilation, upon surrender and cancellation upon receipt of such Warrant, the Company shall execute and the Warrant Agent shall countersign and deliver in lieu thereof a new Warrant representing an equal aggregate number of warrants. Applicants for a substitute Warrant shall comply with such other reasonable regulations and pay such other reasonable charges as the Warrant Agent may prescribe.


                                   SECTION 8
         ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES DELIVERABLE

8.1.     ADJUSTMENT EVENTS
         The Exercise Price and the number of shares (and, in certain events, the class or classes of capital stock of the Company) purchased upon the exercise of each Warrant are each, respectively, subject to adjustment from time to time as hereinafter provided prior to the expiration of any Warrant by its exercise or by its terms, in case any one or more of the events and referred to described below shall occur at any time or from time to time; that is to say, if the Company shall:

         (i) issue any shares of its Common Stock as a dividend or subdivide its outstanding shares of Common Stock into a greater number of shares;

then, in either of such cases, the then applicable purchase price per share of the shares of Common Stock purchasable pursuant to each Warrant in effect at the time of such action shall be proportionately reduced and the number of shares at that time purchasable pursuant to each Warrant shall be proportionately increased; or,

         (ii) combine its outstanding shares of Common Stock into a smaller number of such shares,

then, in such case, the then applicable purchase price per share of the shares of Common Stock purchasable pursuant to each Warrant in effect at the time of such action shall be proportionately increased and the number of shares of Common Stock at that time purchasable pursuant to each Warrant shall be proportionately decreased; or

         (iii) issue by reclassification of its shares of Common Stock any shares of its capital stock,

then, as a condition of such recapitalization, lawful and adequate provision shall be made whereby the holder of each Warrant shall have, immediately after the effective date of any such reclassification, the right to purchase, upon the basis and on the teens and conditions specified herein, in lieu of the shares of Common Stock of the Company theretofore purchasable upon the exercise of each Warrant, such shares of stock or other securities as may be issued or payable with respect to, or in exchange for the number of shares of Common Stock of the Corporation theretofore purchasable upon the exercise of each Warrant, had such recapitalization not taken place; and in any such event, the rights of the Warrant holder to any adjustment in the number of shares of Common Stock purchasable upon the exercise of each Warrant, as hereinbefore provided, shall continue and be preserved in respect of any stock or other securities which the Warrant holder becomes entitled to purchase.

         If after an adjustment the holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Board of Directors shall in good faith determine the allocation of the adjusted Exercise Price between or among the classes of capital stock. After such allocation, that portion of the Exercise Price applicable to each shares of each such class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Agreement. Notwithstanding the allocation of the Exercise Price between and among shares of capital stock as provided by this Section 8, a Warrant may only be exercised in full by payment of the entire Exercise Price currently in effect; or

         (iv) merge or consolidate with or into another corporation or sell or convey to another corporation, all or substantially all of the Company's assets then, as a condition of such consolidation, merger, sale or conveyance, the Company, or such successor or purchasing corporation, as the case may be, shall make lawful and adequate provision whereby the Registered Holder of each Warrant then outstanding shall receive, on exercise of such Warrant, the kind and amount of securities and property receivable upon such change, consolidation, merger, sale or conveyance by a holder of the number of securities issuable upon exercise of such Warrant immediately prior to such consolidation, merger, sale or conveyance, and shall forthwith file at the Corporation Office of the Warrant Agent a statement signed by its Chairman of the Board or President and by its Secretary or an Assistant Secretary evidencing such provisions. Such provisions shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this
               Section 8.

         (v) take a record of the holders of its Common Stock for the purpose of entitling them to purchase shares of its Common Stock at a price per share more than 10% below the current market price per share of its Common Stock (as defined below) at the date of taking such record, then, the number of shares of Common Stock purchasable pursuant to this Warrant shall be adjusted by multiplying (a) the number of shares of Common Stock which the holder hereof was entitled to receive immediately prior to such adjustment (taking into account fractional interests to the nearest 1000th of a share) by
(b) a fraction, the numerator of which is the number of shares of the Common Stock of the Corporation outstanding (excluding the shares owned by the Corporation) immediately prior to the taking of such record plus the number of shares which the aggregate offering price of the total number of additional shares so offered could purchase at such current market price and the adjusted purchase price per share shall be that number determined by multiplying (a) the adjusted purchase price per share in effect immediately prior to the taking of such record by (b) a fraction, the numerator of which is the number of shares purchasable hereunder immediately prior to taking of such record and the denominator of which is the number of shares purchasable hereunder immediately after the taking of such record.

         (vi) reduce the exercise price of any or all classes of warrants, then, as a condition of such reduction it shall be made uniformly as to all warrants of that class then outstanding.

For the purpose hereof, the current market price per share of Common Stock of the Corporation at any date shall be deemed to be the average of the daily closing prices for the thirty (30) consecutive business days commencing forty five (45) business days before the day in question. The closing price for each day shall be the last sale price, or, in case of no sales on such day, the average of the closing bid and asked prices, in either case as officially quoted by any National Securities Exchange, or, if the Common Stock of the Corporation is not listed or admitted to trading on any such Exchange, the average of the highest bid and asked prices as reported in the sheets of the National Association of Securities Dealers, Inc. for the over the counter market in New York City, or if not so reported, the average of the highest bid and asked prices as furnished by any New York Stock Exchange firm selected from time to time by the Company for the purpose.

8.2.     CONDITIONS PRECEDENT
         Before taking any action that would cause an adjustment increasing the then par value of the Shares issuable upon exercise of the Warrants above the Purchase Price, the Company shall have the right to take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Shares at such adjusted Purchase Price, except, however, the par value may not be increased to amount in excess of $.50 per share.

         Upon an adjustment of the Purchase Price required to be made pursuant to this Section 8, within 30 days thereafter the Company shall (a) cause to be filed with the Warrant Agent written notice thereof, which notice shall be accompanied by a certificate of the Company's independent auditors, stating the adjusted Purchase Price and the adjusted number of Shares purchasable or the kind and amount of any securities or property purchasable upon exercise of a Warrant, as the case may be, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation and the facts upon which such calculation is based, which certificate shall be conclusive evidence of the correctness of such adjustment, absent manifest error and (b) cause to be mailed to each of the Registered Holders of the Warrant Certificates written notice of such adjustment. Such notice may be given in advance and included as a part of the notice required to be mailed pursuant hereto.

         (i) In case at any time (a) the Company shall declare any dividend upon its Shares payable otherwise than in cash or in Shares of the Company; or (b) the Company shall offer for subscription to the holders of its Shares any additional shares of stock of any class or any other securities convertible into shares of stock or any rights to subscribe thereto; or (c) there shall be any capital reorganization or reclassification of the capital stock of the Company, or a sale of all or substantially all of the assets of the Company, or a consolidation or merger of the Company with another corporation (other than a merger in which the Company is the continuing corporation, and which does not result in any reclassification or change of the then outstanding Shares or other capital stock issuable upon exercise of the Warrants (other than a change in par value or a subdivision or combination of such shares); or (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up the Company;

then, in any one or more of said cases, the Company shall cause to be made to each of the Registered Holders of outstanding Warrants, at the earliest practicable time (and in any event not less than 20 days before any record date or other date set for definitive action), written notice of the date of which the books of the Company shall close or a record shall be taken for such
dividend,   distribution   of,  or  grant  of  subscription   rights,   or  such
reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation, or winding up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the kind and amount of the shares of stock and other securities and property deliverable upon exercise of the Warrants. Such notice shall also specify the date as of which the record holders of the Shares shall participate in said dividend, distribution, or subscription rights or shall be entitled to exchange their shares for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be (on which date, in the event of voluntary or involuntary dissolution, liquidation or winding up, as the case may be (on which date, in the event of voluntary or involuntary dissolution, liquidation or winding up of the Company, the right to exercise the Warrants shall terminate).

         (ii) Without limiting the obligation of the Company to provide notice to the Registered Holders of corporate actions hereunder, it is agreed that failure of the Company to give notice shall not invalidate such corporate action of the Company.

                                   SECTION 9
                   REPRESENTATIONS, WARRANTIES AND COVENANTS

         The Company hereby represents, warrants and covenants to the Registered Holder of the Warrants as follows:

9.1.     ALTERING RIGHTS OF STOCK
         Company will not amend or repeal its Articles of Incorporation ("Articles") or bylaws in such a manner as to alter or change adversely the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the class or series of Common stock, or increase or decrease the number of authorized shares of such class or series.

9.2.     NO DILUTION OR IMPAIRMENT
         Company will not, by amendment of its Articles or through any reorganization, consolidation, dissolution, sale or merger, or by any other voluntary act or deed, avoid or seek to avoid the performance or observance of any of the covenants, stipulations or conditions to be performed or observed by Company, but will at all times in good faith assist in the carrying out of all provisions of the Warrants and the taking of all other action which may be necessary or appropriate in order to protect the rights of the holder of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, Company agrees that it will not establish or increase the par value of the shares of any Common Stock which are at the time issuable upon exercise of the Warrant above the then prevailing Warrant Price hereunder below the then par value, if any, of the shares of any Common Stock issuable upon exercise hereof, Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at the Warrant Price as so adjusted.

9.3.     CORPORATE POWER
         Company has the corporate power and authority to execute, deliver and perform this Agreement, and Company has the corporate power and authority to execute, delivery and perform the Warrants and to issue, sell and deliver the Warrants and, upon exercise of any of the Warrants, to issue and deliver the shares of Common Stock issuable upon exercise of the Warrants.

9.4.     AUTHORIZATION: BINDING EFFECT
         The execution, delivery and performance by Company of this Agreement, and the execution, delivery and performance by Company of the Warrants, the issuance, sale and delivery of the Warrants, and the issuance and delivery of the Common Stock upon exercise of the Warrants, have been duly authorized by all requisite corporate action on the part of Company and do not violate any order of any court or other agency of government, the Articles or bylaws of Company, or any provision of any law applicable to Company, or any provision of any indenture agreement or other instrument to which Company is a party or by which Company or any of their respective properties or assets is bound or affected, or conflict with, result in a breach of or constitute with or without notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of Company. Each of this Agreement and the Warrants has been duly executed and delivered by

Company as necessary, and each does or will constitutes the legal, valid and binding obligation of Company enforceable in accordance with its terms (subject, as to enforcement of remedies, to general principles of equity and to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws from time to time in effect).

9.5      WARRANTS
         The Common Stock shares have been duly reserved for issuance upon exercise of the Warrants and, when so issued, will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock. The issuance and delivery of the Common Stock upon exercise of the Warrants will not be subject to any preemptive rights of stockholders of Company or to any right of first refusal or other similar right in favor of any person.

9.6.     GOVERNMENT APPROVALS
         Except for Filing Form D with respect to the issuance and sale of the Warrants, which filing will be made promptly after the date hereof, no registration or filing with or consent or approval of, or other action by, any federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance of this Agreement, the Warrants, or the issuance and delivery of the Warrants, or, upon exercise of the Warrants or the issuance and delivery of the shares of Common Stock.

9.7.     OFFERING OF THE WARRANTS
         Neither Company nor any person or entity authorized or employed by Company as agent, broker, dealer or otherwise in connection with the offering or sale of the Warrants or any similar securities of Company has offered the Warrants or any such securities for sale to, or solicited any offers to buy the Warrants, or any similar securities of Company from, or otherwise approached or negotiated with respect thereto with, any person or persons under circumstances that have involved the use of any form of general advertising or solicitation as such terms as used in Regulation D under the Securities Act of 1933, as amended (the "33 Act") or under The Securities Act of the State of Nevada or the applicable Blue Sky Laws of any other jurisdiction (collectively the "Securities Laws"), and neither Company nor any person action on its behalf has taken or will take any action (including, without limitation, any offer, issuance or sale of any security of Company whether to a subsequent investor or otherwise) under circumstances which might require the integration of such security with the offering of the Warrrants, under the Securities Laws unavailable for the offering, issuance or sale of the Warrants.

                                   SECTION 10
                                   INDEMNITY

         Company shall indemnify and hold harmless each Registered Holder (including any broker or dealer through whom such securities may be sold) and each person, if any, who controls any such Registered Holder from and against any and all losses, claims, damages, expenses or liabilities, joint and several, to which they or any of them may become subject under the Securities Laws or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse each Registered Holder and each such controlling person, if any, for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any actions, whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, any preliminary prospectus or the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented by Company) or arise out of or are based upon the omission or alleged omission to state therein not misleading. Promptly after receipt by any Registered Holder or any person controlling such Registered Holder of notice of the commencement of any action in respect of which indemnity may be sought against Company such Registered Holder will notify Company in writing of the commencement thereof, and, subject to the provisions hereinafter stated, Company shall assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory such Registered Holder or such controlling person, as the case may be, and the payment of legal expenses) insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against Company. Any Registered Holder or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such separate counsel shall not be at the expense of Company unless the employment of such counsel has been specifically authorized by Company, which authorization shall be given whenever the party seeking indemnity has been advised by its counsel that one or more legal defenses may be available to it that are not available to Company or that for other reasons, separate representation may be necessary, to avoid a conflict. Company shall not be liable to indemnify any person for any settlement of any such action effected without the consent of Company and Subscriber.

                                   SECTION 11
                                 BINDING EFFECT

         The terms of the Warrants shall be binding upon and shall inure to the benefit of any successors or assigns of Company and of the Registered Holder or Registered Holders thereof and of the Common Stock issued or issuable upon the exercise thereof.

                                   SECTION 12
                                   REDEMPTION

12.1.    GENERAL.
         At any time on or after the Initial Warrant Exercise Dated the Company may redeem the Warrants, at its option, upon thirty days' notice at a price of $.001 per Warrant provided that the average closing bid price on the over the counter market for the Common Stock for 10 consecutive trading days to the date of notice of redemption shall have been $20.00 or higher.

12.2.    NOTICE OF REDEMPTION.
         If the Company exercises its right to redeem the Warrants, it shall mail a notice of redemption to Registered Holders of the Warrants proposed for redemption first class, postage prepaid, no later than thirty days before the date fixed for redemption, at the holders' last addresses as shall appear on the records of the Warrant Agent. Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the Registered Holder receives such notice.

12.3.    CONTENTS OF NOTICE.
         The notice of redemption shall specify the redemption price, date fixed for redemption, the place where the Warrant shall be delivered and the redemption price shall be paid, and that the right to exercise the Warrant shall terminate at 5:00 p.m. (Minnesota time) on the business day immediately preceding the date fixed for redemption. The date fixed for the redemption of the Warrants shall be the Redemption Date.

12.4.    EFFECT OF REDEMPTION.
         Any right to exercise a Warrant shall terminate at 5:00 p.m. (Las Vegas time) on the business day immediately preceding the Redemption Date. On or after the Redemption Date, Holders of the Warrants shall have no further rights except to receive, upon surrender of the Warrant, the redemption price of $.001, without interest, per Warrant.

                                   SECTION 13
                        RIGHTS OF THE REGISTERED HOLDER

         No registered holder shall, by virtue hereof, be entitled to any rights of a shareholder in the company, either at law or equity. The rights of the Registered Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth in this Agreement and in the Warrant Certificates.

                                   SECTION 14
                           MODIFICATION OF AGREEMENT

         The Company, by supplemental agreement, may make any changes in this Agreement (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or manifest mistake or error herein contained; or (ii) that they may deem necessary or desirable and, in either case, that shall not adversely affect the interests of the holders of Warrant Certificates (this provision, for instance, shall permit the Purchase Price to be decreased at the Company's option).

                                   SECTION 15
                                     NOTICES

         All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed, first class postage prepaid, or delivered to a telegraph office for transmission: (a) if to the Registered Holder of a Warrant Certificate, at the address of such holder as shown on the registry books maintained by the Warrant Agent; (b) if to the Company, at 2832 Bellevue Ave., West Vancouver, BC., V7V 1E8, or at such other address as may have been furnished to the Warrant Agent if one then be acting, or to the Registered Holders in writing by the Company.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed, as of the day and year first above written.


Attest:

                                        PURCHASE POINT MEDIA CORP.



   illegible                            By:  illegible
------------------------------------       --------------------------
Manager, Vintage International Corp.       President